Acreage Enters into Amended and Restated Credit Agreement
Approximately $8 Million of Net Proceeds for Acreage provides funds to fuel growth
New maturity date of September 2027 enables additional financial flexibility
NEW YORK, September 13, 2024 -- Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE: ACRG.A.U, ACRG.B.U) (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retailing facilities in the U.S., is pleased to announce that it has entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with a subsidiary of Canopy Growth Corporation (“Canopy”) and a third-party lender (the “New Lender”), amending the amended and restated credit agreement dated June 3, 2024 among Acreage, High Street Capital Partners, LLC, as borrower, and the other parties thereto (the “Prior Credit Agreement”).
The New Lender advanced US$65 million with an original issue discount of 10%, being US$6.5 million. Approximately US$48 million of the amount advanced by the New Lender was used to repay amounts owing by Acreage pursuant to the Prior Credit Agreement to the non-Canopy lender (the “Prior Lender”). As a result, the Prior Lender has been repaid in full. The net proceeds of the loan to Acreage totals approximately US$8 million after closing costs and expenses.
“This capital infusion will facilitate the expansion of our retail footprint and strengthen our presence in our core markets,” said Dennis Curran, Chair and Chief Executive Officer of Acreage. “With our enhanced financial position, we are well-positioned to quickly act on high-growth opportunities that are available to us, particularly within Ohio’s newly established non-medical market.”
The Amended and Restated Credit Agreement provides for an annual interest rate of 13.5% and matures on September 13, 2027. Interest in favour of the New Lender will be paid in cash. Interest in favour of Canopy is payable in cash or in kind at Acreage's option and will initially be payable in-kind.
The Amended and Restated Credit Agreement also provides the New Lender with a board observer right.
Seaport Global Securities LLC acted as the exclusive financial advisor and sole placement agent for the transaction.
About Acreage Holdings
Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning brands The Botanist and Superflux. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.
Forward-Looking Statements

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, without limitation, expectations and outcomes regarding the use of proceeds from the advances pursuant to the Amended and Restated Credit Agreement; the expansion of the Company’s retail footprint; and expectations for other economic, business, and/or competitive factors.
Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release.
Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal laws regarding the cultivation, distribution or possession of marijuana; the ability of Canopy, Canopy USA, LLC (“Canopy USA”) and Acreage to satisfy, in a timely manner, the closing conditions to the acquisition of the Class D subordinate voting shares of Acreage (the “Floating Shares”) pursuant to the plan of arrangement (the “Floating Share Arrangement”) in accordance with the arrangement agreement (the “Floating Share Arrangement Agreement”) dated October 24, 2022, as amended, among Canopy, Canopy USA and Acreage; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq and Toronto Stock Exchange listing requirements; the rights of the holders of Floating Shares may differ materially from those of shareholders in Canopy; expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires the Class E subordinate voting shares of the Company (each, a “Fixed Share”) pursuant to the arrangement agreement between Acreage and Canopy dated April 18, 2019, as amended (the “Fixed Share Arrangement Agreement”) without structural amendments to Canopy’s interest in Canopy USA, the listing of the common shares of Canopy (the “Canopy Shares”) on the Nasdaq Global Stock Market (the “Nasdaq”) may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the acquisition of all issued and outstanding Fixed Shares (the “Fixed Share Acquisition”) is completed and Canopy becomes the majority shareholder in Acreage, the likelihood that the holders of Floating Shares will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Fixed

Share Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Fixed Share Acquisition in accordance with the Fixed Share Arrangement Agreement; there is no certainty on the Exchange Ratio and, depending on timing of closing of the Floating Share Arrangement and the Fixed Share Acquisition, if at all, and the potential for dilution in respect of the Offering, there may be further diminution of the Exchange Ratio, which will result in fewer Canopy Shares being received upon completion of the Fixed Share Acquisition (see “Risk Factors - Risks Related to the Acquisition - Risks Associated with a Fixed Exchange Ratio” and “Risk Factors - Risks Related to the Acquisition - The Exchange Ratio may be decreased in certain instances” in the Company’s Management Information Circular dated May 17, 2019); risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the holders of Floating Shares; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Company’s Proxy Statement and Management Information Circular dated August 17, 2020, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR+ at www.sedarplus.ca. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.
Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States, or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.
Contact Information
For more information, please contact:

Philip Himmelstein
Chief Financial Officer
investors@acreageholdings.com
646-600-9181

Courtney Van Alstyne
MATTIO Communications
acreage@mattio.com